                                                                    Exhibit 10.9

                            ASSET PURCHASE AGREEMENT


     AGREEMENT made this 15th day of January, 1997, by and between the parties signatory below in the capacity of Sellers ("SELLERS"), and United States Exploration, Inc. (hereinafter "BUYER").

     WITNESSETH:

     1.   Assets.  SELLERS agree to sell, and BUYER agrees to purchase and pay
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for, all of SELLERS' right, title and interest in and to the oil and gas leases located in Osage County, Oklahoma, described in Exhibit "A" attached hereto, together with the equipment located thereon and used in connection therewith. The undivided fractional interests of the parties constituting SELLERS is as set forth by their respective signatures below.

     2.   Purchase Price.  The purchase price for the Assets is the sum of:
          --------------

                    TWO HUNDRED THOUSAND AND 00/100 DOLLARS
                    ---------------------------------------
                                 ($200,000.00)

     3.   Payment.  The purchase price shall be paid in cash or certified funds
          -------
at closing.

     4.   Conveyance.  At closing, SELLERS agree to convey the Assets to BUYER,
          ----------
or BUYER'S designee, by good and sufficient Assignment and Bill of Sale.

     5.   Title.  SELLERS warrant title to the Assets sold, free and clear of
          -----
any adverse liens, claims or encumbrances.

     6.   Taxes.  SELLERS  shall pay all severance, production and ad valorem
          -----
taxes assessed against the Assets for 1995 and prior years. 1996 taxes shall be prorated to the Effective Date.

     7.   Condition.  The Assets are sold "AS IS, WHERE IS" without warranty as
          ---------
to fitness, condition, suitability, performance, future performance, productivity or reserves.

     8.   Operations.  BUYER  assumed operation as of the Effective Date and
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shall bear and pay all operating costs incurred from and after such date.

     9.   Revenues.  BUYER  shall be entitled to receive all revenues
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attributable to the Assets from and after the Effective Date, and SELLERS shall make settlement therefor at or before closing.

    10.   Assumption of Obligations.  From and after the Effective Date, BUYER
          -------------------------
(or BUYER'S designee for conveyance) shall assume all plugging and regulatory compliance obligations with respect to the assets.

    11.   Effective Date.  This transaction shall be effective for all purposes
          --------------
as of December 1, 1996.
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         12.   Closing.  This transaction shall be closed on or before January
               -------
31, 1997, at a mutually convenient location.

         13.   Counterparts.  This agreement may be executed by the parties in
               ------------
multiple counterparts, and when so executed by all of the parties shall be as effective as if a single instrument was signed by all.

         14.   Amendment.  This Agreement may be amended only by written
               ---------
agreement signed by all of the parties.

        15.    Merger.  This Agreement supersedes all prior discussions,
               ------
negotiations, understandings and agreements between the parties with respect to the subject matter.

        16.    Binding Effect.  This Agreement shall be binding upon, and shall
               --------------
inure to the benefit of, the parties hereto, their successors and assigns.

           IN WITNESS WHEREOF, this Agreement is executed the day and year first above written.

               "SELLERS"                                "BUYER"

                                             UNITED STATES EXPLORATION, INC.


/s/ Demetrie D. Carone                       By: /s/ Demetrie D. Carone
-------------------------------                  -------------------------------
Demetrie D. Carone
Undivided Interest: 60%                      Title:  President
                                                   -----------------------------

/s/ Dale M. Jensen
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Undivided Interest: 10%

/s/ Don Dillon
--------------
Undivided Interest: 10%

/s/ Roger Campbell
------------------
Undivided Interest: 10%

Rekco


By: /s/ Edward        , Partner
    --------------------------
Undivided Interest: 10%

                                  Exhibit "A"


                                 "Hull" Leases


(1) Oil & Gas Mining Lease, Osage Reservation, Oklahoma, granted by Charles O. Tillman, Jr., Principal Chief, as lessor, to Demetrie D. Carone, as lessee, dated November 10, 1993, Contract No. 14-20-G06-16879, covering the following described land:

        NW/4 of Section 28, Township 25 North, Range 9E, Osage County, Oklahoma.


(2) Oil & Gas Mining Lease, Osage Reservation, Oklahoma, granted by Charles O. Tillman, Jr., Principal Chief, as lessor, to Demetrie D. Carone, as lessee, dated November 10, 1993, Contract No. 14-20-G06-16880, covering the following described land:

        SW/4 of Section 28, Township 25 North, Range 9E, Osage County, Oklahoma.


                                Major Equipment

     94-1 50-Church Hill - 10 H.P. Elect. Motor
     94-2 50-Church Hill - 10 H.P. Elect. Motor
     94-3 50-Church Hill - 10 H.P. Elect. Motor
     94-4 50-Church Hill - 10 H.P. Elect Motor
     94-5 50-Church Hill - 10 H.P. Elect Motor

     Hull Tank Battery

          2-200 BBL Stock Tanks
          1-100 BBL Stock Tank
          1-200 BBL Salt Water Tank
          1-30 x 10 Gas Separator
          2-Triplex Salt Water Pump